EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Steven J, Douglass, Ullrich E. Porzig, and William J. Rainey, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to the Payless ShoeSource, Inc. Deferred Compensation Plan, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         Dated this 19th day of March, 1998.

                             /s/ Steven J. Douglass
                               Steven J. Douglass

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Steven J. Douglass, Ullrich E. Porzig, and William J. Rainey, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to the Payless ShoeSource, Inc. Deferred Compensation Plan, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         Dated this 19th day of March, 1998.

                             /s/ Richard A. Jolosky
                               Richard A. Jolosky



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                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Steven J, Douglass, Ullrich E. Porzig, and William J. Rainey, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to the Payless ShoeSource, Inc. Deferred Compensation Plan, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         Dated this 19th day of March, 1998.

                              /s/ Ullrich E. Porzig
                                Ullrich E. Porzig

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Steven J, Douglass, Ullrich E, Porzig, and William J. Rainey, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to the Payless ShoeSource, Inc. Deferred Compensation Plan, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         Dated this 19th day of March, 1998.

                                                     /s/ Howard R. Fricke
                                                     Howard R. Fricke

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Steven J. Douglass, Ullrich E. Porzig, and William J. Rainey, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to the Payless ShoeSource, Inc. Deferred Compensation Plan, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         Dated this 19th day of March, 1998.

                                                     /s/ Thomas A. Hays
                                                     Thomas A. Hays

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Steven J. Douglass, Ullrich E. Porzig, and William J. Rainey, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to the Payless ShoeSource, Inc. Deferred Compensation Plan, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         Dated this 19th day of March, 1998.

                              /s/ Michael E. Murphy
                                Michael E. Murphy

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Steven J, Douglass, Ullrich E. Porzig, and William J. Rainey, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to the Payless ShoeSource, Inc. Deferred Compensation Plan, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         Dated this 19th day of March, 1998.

                              /s/ Richard L. Stark
                                Richard L. Stark


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Steven J, Douglass, Ullrich E. Porzig, and William J. Rainey, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to the Payless ShoeSource, Inc. Deferred Compensation Plan, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         Dated this 19th day of March, 1998.

                             /s/ Daniel Boggan, Jr.
                               Daniel Boggan, Jr.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Steven J, Douglass, Ullrich E. Porzig, and William J. Rainey, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to the Payless ShoeSource, Inc. Deferred Compensation Plan, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

         Dated this 19th day of March, 1998.

                               /s/ Mylle B. Mangum
                                 Mylle B. Mangum



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